Exhibit 99.3

Schwartz Levitsky Feldman llp

CHARTERED ACCOUNTANTS

LICENSED PUBLIC ACCOUNTANTS

TORONTO  •  MONTREAL

PRIVATE AND CONFIDENTIAL

May 26, 2011

Fred Bild

Daniel Too

Audit Committee

HQ Sustainable Maritime Industries, Inc.

1511 Third Avenue, Suite 788

Seattle, Washington 98101

Dear Messrs. Bild and Too:

This is to confirm that the client-auditor relationship between HQ Sustainable Maritime Industries, Inc. (Commission File Number 001-33473) and Schwartz Levitsky Feldman LLP has ceased.

Yours very truly,

SCHWARTZ LEVITSKY FELDMAN LLP

cc:	Norbert Sporns, Chief Executive Officer

Jean-Pierre Dallaire, Chief Financial Officer

Chief Accountant, Securities and Exchange Commission

1167 Caledonia Road
Toronto, Ontario M6A 2X1
Tel: 416 785 5353
Fax: 416 785 5663